Exhibit 99.1

Allied Gaming & Entertainment Announces Second Quarter 2025 Financial Results

New York, NY (August 14, 2025) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company” or “AGAE”), a global experiential entertainment company, today announced financial results for the second quarter ended June 30, 2025.

“I am honored to be appointed CEO and I look forward to sharing more detail about our strategic vision in the second half of the year,” said Mr. Yangyang Li, Allied Gaming & Entertainment’s Chairman of the Board, CEO and President. “While our second quarter performance was impacted by disruptions related to a dissident stockholder, I am confident that we are gaining meaningful traction on our key initiatives. Our recent progress, including participating in strategic investments in iconic intellectual properties like Angry Birds 3, is laying a strong foundation, and we expect these efforts to be increasingly reflected in our financial performance in the quarters ahead.”

Second Quarter 2025 Financial Results
Revenues: Total revenues of $1.9 million decreased 27% compared to $2.6 million in the second quarter of 2024. The year-over-year decrease was primarily attributable to a $1.0 million decrease in mobile gaming revenues, partially offset by a $0.2 million increase in in-person revenues generated from arena events.

Total costs and expenses for the second quarter were $8.0 million, a slight increase from $7.9 million in the prior-year period, with lower expenses within casual mobile gaming, largely offset by increases in general and administrative expenses, primarily stemming from a $0.5 million increase in legal and professional fees incurred in connection with complaints filed by a dissident stockholder along with a proxy contest between the Company and such stockholder.

Net loss for the second quarter of 2025 was $4.8 million compared to net loss of $3.9 million in the prior year period.

Adjusted EBITDA loss was $2.1 million for the second quarter of 2025 compared to a loss of $1.7 million in the second quarter of 2024. A reconciliation of the GAAP-basis net income (loss) to adjusted EBITDA is provided in the table at the end of this press release.

Balance Sheet
As of June 30, 2025, the Company had a cash and short-term investments position of $60.0 million, compared to $71.5 million at December 31, 2024. At June 30, 2025, the Company had a working capital position of $44.9 million compared to $64.3 million at December 31, 2024. As of

June 30, 2025, the Company had approximately 38.0 million shares of outstanding common stock.

Operational Update
The Company hosted 75 events in the second quarter of 2025, with 36 proprietary events and 39 third-party event days. Third party events were led by SNEAKS Showdown, a blend of gaming and street style culture to promote the movie SNEAKS; Power Esports Conference, a major collegiate esports competition; EVE Offsite, a developer conference and esports competition; Licensing International 2025 Awards, celebrating notable figures in Brand Licensing for 2025 with brands including Disney, Fortnite, Fendi, Coca-Cola, and more; and multiple World Poker Tour events.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Non-GAAP Financial Measures
As a supplement to our financial measures presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company presents certain non-GAAP measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or as more important than, the financial information prepared and presented in accordance with GAAP. In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the company’s results of operations as determined in accordance with GAAP.  Non-GAAP financial measures are not an alternative to the Company’s GAAP financial results and may not be calculated in the same manner as similar measures presented by other companies.

The Company provides net income (loss) and earnings (loss) per share in accordance with GAAP. In addition, the Company provides EBITDA (defined as GAAP net income (loss) from continuing operations before interest (income) expense, income taxes, depreciation, and amortization). The Company defines “Adjusted EBITDA” as EBITDA excluding certain non-cash, non-recurring, and unusual items, such as stock-based compensation, non-recurring legal fees, repayments of restricted cash, and unrealized foreign currency transactions.

In the future, the Company may also consider whether other items should also be excluded in calculating the non-GAAP financial measures used by the Company. Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure the Company’s financial and operating performance. In particular, these measures facilitate comparison of our operating performance between periods and help investors to better understand the operating results of the Company by excluding certain items that may not be indicative of the Company’s core business, operating results, or future outlook. Additionally, we consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends. Internally, management uses these non-GAAP financial measures, along with others, in assessing the Company’s operating results, measuring compliance with any applicable requirements of the Company’s debt financing agreements in place at such time, as well as in planning and forecasting.

The Company’s non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and our non-GAAP definitions of the “EBITDA” and “Adjusted EBITDA” do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but include or exclude different items, which may not provide investors a comparable view of the Company’s performance in relation to other companies.

Management compensates for the limitations resulting from the exclusion of these items by considering the impact of the items separately and by considering the Company’s GAAP, as well as non-GAAP, financial results and outlook, and by presenting the most comparable GAAP measures directly ahead of non-GAAP measures, and by providing a reconciliation that indicates and describes the adjustments made.

Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements includes, but are not limited to, potential growth opportunities and other statements regarding our goals, beliefs, strategies, objectives, plans, product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Important factors, among others, that may affect actual results or outcomes include: risks associated with the future direction or governance of the Company; our ability to execute on our strategic and business plans; the substantial uncertainties inherent in the acceptance of existing and future products and services; the ability to retain key personnel; current and potential litigation and related legal expenses; general economic and market conditions impacting demand for our services; our inability to enter into one or more future acquisition or strategic transactions; and our ability, or a decision not to pursue strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AGAE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 9, 2025, as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC.

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Investor Contact:
Addo Investor Relations
agae@addo.com

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2025	2024

Assets
Current Assets
Cash and cash equivalents	$23,075,975	$59,242,802
Short-term investments (at fair value, except for $15.8 million and $8.8 million at June 30, 2025 and December 31, 2024, respectively)	33,894,921	8,800,000
Marketable securities	3,006,165	3,483,211
Interest receivable	548,400	709,539
Accounts receivable	279,838	708,804
Insurance recovery receivable	1,313,766	-
Loans receivable	24,813,589	17,629,915
Deposits, current portion	-	3,700,000
Prepaid expenses and other current assets	596,283	471,361
Total Current Assets	87,528,937	94,745,632
Property and equipment, net	2,613,616	3,000,082
Digital assets	103,507	49,300
Intangible assets, net	4,904,990	5,115,686
Land use rights, net	3,935,575	-
Deposits, non-current portion	422,072	2,614,462
Operating lease right-of-use asset	3,769,046	4,365,718
Investment in unconsolidated affiliate	2,451,300	-
Goodwill	2,847,858	2,796,379
Total Assets	$108,576,901	$112,687,259
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$3,376,759	$1,322,140
Accrued expenses and other current liabilities	1,524,288	1,151,407
Deferred revenue	134,847	656,382
Operating lease liability, current portion	1,640,841	1,591,475
Loans payable	35,977,169	25,756,757
Total Current Liabilities	42,653,904	30,478,161

Operating lease liability, non-current portion	3,178,130	4,008,473
Deferred tax liability	670,743	670,743
Total Liabilities	46,502,777	35,157,377
Commitments and Contingencies (Note 12)
Stockholders' Equity
Preferred stock, $0.0001 par value, 1,000,000 shares authorized,
Series A Preferred stock, $0.0001 par value, 50,000 shares designated,
none issued and outstanding	-	-
Common stock, $0.0001 par value; 100,000,000 shares authorized,
40,299,180 and 46,385,798 shares issued at June 30, 2025 and
December 31, 2024, and 38,018,882 and 44,105,500 shares outstanding at
June 30, 2025 and December 31, 2024, respectively	4,030	4,639
Additional paid in capital	199,886,928	205,948,565
Accumulated deficit	(139,986,504)	(130,428,314)
Accumulated other comprehensive income	339,048	180,002
Treasury stock, at cost, 2,280,298 shares at June 30, 2025
and December 31, 2024, respectively	(2,694,075)	(2,694,075)
Total Allied Gaming & Entertainment Inc. Stockholders' Equity	57,549,427	73,010,817
Non-controlling interest	4,524,697	4,519,065
Total Stockholders' Equity	62,074,124	77,529,882
Total Liabilities and Stockholders' Equity	$108,576,901	$112,687,259

The accompanying notes are an integral part of these condensed consolidated financial statements.

Allied Gaming & Entertainment, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(unaudited)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024

Revenues:
In-person	$1,160,995	$917,362	$2,817,750	$2,172,560
Multiplatform content	80	52	137	111
Casual mobile gaming	758,408	1,722,454	1,376,731	2,846,258
Total Revenues	1,919,483	2,639,868	4,194,618	5,018,929
Costs and Expenses:
In-person (exclusive of depreciation and amortization)	617,717	502,203	1,478,271	1,138,166
Casual mobile gaming (exclusive of depreciation and amortization)	736,382	1,561,165	1,318,572	2,498,070
Research and development expenses	166,907	173,533	347,853	368,744
Selling and marketing expenses	81,671	54,361	121,658	108,049
General and administrative expenses	6,019,072	5,236,160	11,499,715	8,091,482
Depreciation and amortization	389,712	402,698	772,150	780,168
Total Costs and Expenses	8,011,461	7,930,120	15,538,219	12,984,679
Loss From Operations	(6,091,978)	(5,290,252)	(11,343,601)	(7,965,750)
Other (Expense) Income:
Other (expense) income, net	(56,394)	14,399	(32,092)	1,241
Realized gain on investment in money market fund	19,588	-	386,109	-
Gain on investment in marketable securities	787,869	-	512,593	-
(Loss) gain on foreign currency transactions, net	(535,745)	351,434	(1,101,041)	351,434
Change in fair value of digital assets	27,599	-	(35,221)	-
Interest income, net	1,015,094	1,041,468	1,879,399	1,900,673
Total Other (Expense) Income	1,258,011	1,407,301	1,609,747	2,253,348
Pre-Tax Loss	(4,833,967)	(3,882,951)	(9,733,854)	(5,712,402)
Income tax benefit	-	-	-	-
Net Loss	(4,833,967)	(3,882,951)	(9,733,854)	(5,712,402)
Less: net loss attributable to non-controlling interest	(22,833)	(79,693)	(86,236)	(210,034)
Net Loss Attributable to Common Stockholders	$(4,811,134)	$(3,803,258)	$(9,647,618)	$(5,502,368)

Net Loss per Common Share
Basic and Diluted	$(0.11)	$(0.09)	$(0.22)	$(0.13)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	43,508,722	43,212,071	43,586,731	41,034,900

The accompanying notes are an integral part of these condensed consolidated financial statements.

Allied Gaming & Entertainment, Inc. and Subsidiaries
Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles (“GAAP”) or as an alternative to net cash provided by operating activities as a measure of AGAE’s profitability or liquidity. AGAE’s management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against AGAE’s peers without regard to AGAE’s financing methods, hedging positions or capital structure and because it highlights trends in AGAE’s business that may not otherwise be apparent when relying solely on GAAP measures. AGAE presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA AGAE presents may not be comparable to similarly titled measures of other companies. AGAE defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. AGAE defines Adjusted EBITDA as EBITDA excluding stock-based compensation and non-recurring, infrequent or unusual items.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, AGAE’s most directly comparable financial measure calculated and presented in accordance with GAAP.
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(4,833,967)	$(3,882,951)	$(9,733,854)	$(5,712,402)
Interest income, net	(1,015,094)	(1,041,468)	(1,879,399)	(1,900,673)
Depreciation and amortization	389,712	402,968	772,150	780,168
EBITDA	(5,459,349)	(4,521,451)	(10,841,103)	(6,832,907)
Non-recurring legal fees (1)	2,403,541	2,938,034	4,027,488	3,138,034
Non-recurring proxy contest costs (2)	1,074,533	-	1,077,851	-
(Gain) on investment in marketable securities	(787,869)	-	(512,593)	-
(Gain) on investment in money market fund	(19,588)	-	(386,109)	-
Loss (gain) on foreign currency transactions, net	535,745	(351,434)	1,101,041	(351,434)
Stock based compensation	190,762	202,308	379,198	673,908
Adjusted EBITDA	$(2,062,225)	$(1,732,543)	$(5,154,227)	$(3,372,399)

Footnotes
(1) Represents defense and other costs related to complaints filed by a shareholder in the Court of Chancery of the State of Delaware on March 7, 2024 and November 12, 2204.

(2) Represents legal and other professional fees related to a proxy contest between the Company and a dissident shareholder along with a 13D suit we filed against such shareholder.